UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

CHINA WI-MAX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53268	61-1504884
(Commission File Number)	(I.R.S. Employer Identification No.)

1009 Washington Street, Grafton, Wisconsin 53024
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 800-830-1978

Not Applicable
Former name, former address and former fiscal year, if changed since last report)

Total number of pages in this document: 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Resignation of Principal Officer

Steven Berman has resigned effective November 21, 2011 as President and a Director of the corporation for personal reasons. There is no known disagreement over any of the corporation’s operations, policies or practices.

Pending election of a replacement, Vice President Eric Hager will assume his responsibilities as acting President, assisted by Director Buck Krieger.

The corporation is currently seeking funding for operations to complete its third quarter Form 10-Q and strategic development of projects in China.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

a) Financial Statements – None

b) Exhibits – None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA WI-MAX COMMUNICATIONS, INC.
(Registrant)

Dated: November 28, 2011

/s/ Eric Hager
Eric Hager, Vice President